SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2002


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


           Arizona                     1-4473                  86-0011170
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)         Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona          85004
        (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On November 8, 2002, Arizona Public Service Company ("APS" of the "Company") filed an application (the "Interim Financing Application") with the Arizona Corporation Commission (the "ACC") requesting a waiver of certain ACC rules to permit APS to (a) make short-term advances to Pinnacle West Capital Corporation ("Pinnacle West") in the form of an inter-affiliate line of credit or (b) guarantee Pinnacle West's short-term debt. See "ACC Applications" in Note 5 to Notes to Condensed Financial Statements in the APS Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 (the "September 10-Q"). In either case, the waiver would be limited to a maximum aggregate principal amount of $125 million and for a maximum term of 364 days. An ACC special open meeting has been scheduled for November 22, 2002 for consideration of the Interim Financing Application.

     On November 14, 2002, the staff ("ACC Staff") recommended that the Interim Financing Application be approved without a hearing by granting APS a partial waiver of the ACC affiliate rules, subject to the following conditions: (a) the terms and conditions, including the pricing schedule, of the line of credit between Pinnacle West and APS will be the same as those in Pinnacle West's bank facility that is expiring November 29, 2002; (b) APS acquires a $125 million security interest in certain Pinnacle West Energy Corporation assets to secure the financing; (c) all amounts received by APS be deferred and accounted for in a manner to allow amortization as a credit to customers; and, (d) the ACC will examine ways to improve regulatory insulation between APS and its affiliates in their consideration of APS' $500 million Financing Application filed on September 16, 2002. See Note 5 in the September 10-Q. A copy of the ACC Staff's recommendation is incorporated herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

     The Company hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation ss.229.10(d) by reference to the filings set forth below:

                                         Originally Filed                         Date
Exhibit No.     Description                 as Exhibit:          File No.(1)    Effective
-----------     -----------                 -----------          -----------    ---------
99.1            Open Meeting           99.1 to Pinnacle West's     1-8962        11-15-02
                Memorandum dated       November 14, 2002
                November 14, 2002      Form 8-K Report
                to the ACC from the
                Utilities Division

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(1)  Reports filed under File No. 1-8962 were filed in the office of the
     Securities and Exchange Commission located in Washington, D.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARIZONA PUBLIC SERVICE COMPANY
                                        (Registrant)


Dated: November 15, 2002                By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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